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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Gray Communications Systems, Inc. 1992 Long-Term Incentive Plan of our reports dated January 29, 2001 with respect to the consolidated financial statements and schedule of Gray Communications Systems, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.



                                       /s/ Ernst & Young LLP


Atlanta, Georgia
September 4, 2001